UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

Bluerock Enhanced Multifamily Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

Heron Tower, 70 East 55th Street, 9th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 20, 2012, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) issued a press release discussing its financial results for the second quarter ended June 30, 2012. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 7.01	REGULATION FD DISCLOSURE

Item 2.02 of this Current Report is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 20, 2012 announcing the Company’s financial results for the second quarter 2012 (furnished only)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: August 20, 2012	/s/ Jordan S. Ruddy
Jordan S. Ruddy
President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 20, 2012 announcing the Company’s financial results for the second quarter 2012 (furnished only)

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